THESE  SECURITIES SUBJECT TO THIS ESCROW AGREEMENT HAVE NOT BEEN REGISTERED
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WITH  THE  UNITED  STATES  SECURITIES  AND EXCHANGE COMMISSION OR THE SECURITIES
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COMMISSION  OF  ANY  STATE.  THE SECURITIES HAVE BEEN OFFERED PURSUANT TO A SAFE
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HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT
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OF 1933, AS AMENDED (THE "ACT").  THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE
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OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED
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IN  REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED
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UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM
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THE  REGISTRATION  REQUIREMENTS  OF  THE  ACT  AND  THE COMPANY IS PROVIDED WITH
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OPINION  OF  COUNSEL  OR  OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO
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CONFIRM  THAT  SUCH  EXEMPTIONS  ARE  AVAILABLE.  FURTHER,  HEDGING TRANSACTIONS
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INVOLVING  THE  SECURITIES  MAY  BE  MADE  ONLY  IN  COMPLIANCE  WITH  THE  ACT.
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                                ESCROW  AGREEMENT

     This Escrow Agreement is effective the 2nd day of February, 2000 by and among EFINANCIAL DEPOT.COM, INC. (the "Company") and OXFORD CAPITAL CORP. (the "Escrow Agent").

     1.     Escrow
            ------

     The Company will be filing a registration statement under the United States Securities Act of 1933, as amended (the "Act") relating to the Company shares of Common Stock issuable in accordance with a Debenture Purchase Agreement (the "Agreement") dated February 2, 2000 between the Company and the Escrow Agent. As security for the $2,500,000 debenture (the "Debenture"), the shares underlying the Warrant to purchase 250,000 common shares in the capital stock of the Company (the "Warrant") issuable by the Company and the shares underlying the Placement Agents Warrant to purchase 50,000 common shares in the capital stock of the Company (the "Agents Warrant") pursuant to the Agreement, the Company hereby agrees to place with the Escrow Agent 500,000 shares in the Capital Stock of the Company.

For convenience one total share certificate in the amount of 500,000 shares in the Common Stock of Company have been issued to the Escrow Agent in the name of the Escrow Agent (the "Security Shares").

     2.     Release  of  the  Security  Shares
            ----------------------------------

     The  Escrow Agent shall release the Security Shares from Escrow as follows:

     (a) Upon any conversion of the Debenture, a copy of the Conversion Notice attached hereto shall be promptly faxed to the Company by the Escrow Agent simultaneously as it is sent by overnight courier service to the Company. Unless the Escrow Agent receives a written objection sent by facsimile within 5 business days of sending the fax to the Company provided for in the immediately preceding sentence and the Company takes the action provided for in Section 6 hereof within five business days, that number of Security Shares equivalent to the number of shares issuable upon conversion of the Debenture as set forth in the Conversion Notice shall be released by the Escrow Agent.

     (b) Upon any exercise of the Warrants or the Agents Warrant, a copy of the Exercise Form attached hereto and evidence of payment for the Warrants or Agents Warrant being exercised shall be promptly faxed by the Escrow Agent simultaneously as such Exercise Form and payment is sent by overnight courier service to the Company. Unless the Escrow Agent receives a written objection sent by facsimile within forty-eight hours of sending the fax to the Company provided for in the immediately preceding sentence and the Company takes the action provided for in Section 6 hereof within 5 business days, that number of Security Shares equivalent to the number of shares issuable upon exercise of the Warrant as set forth in the Exercise Form shall be released by the Escrow Agent.

     (c) upon any event of default under the terms of the Agreement or the Debenture then a notice of default shall be sent to the Escrow Agent and the Company. Unless the Escrow Agent receives a written objection sent by facsimile within forty-eight hours of sending the fax to the Company provided for in the immediately preceding sentence and the Company takes the action provided for in
Section 6 hereof within 5 business days then all the Security Shares shall be released by the Escrow Agent.

     (d) If prior to the conversion of a Debenture or the exercise of the Warrants, such securities have been transferred, then:

     (i) the transferee shall become a party to this Escrow Agreement by executing an amended thereto reasonably acceptable to the Company and the Escrow Agent;

     (ii) the transfer must comply with the terms of the respective security and with the terms and conditions of the Agreement between the Company and the Escrow Agent, dated February 2, 2000 and further, any exercise of the Warrants must be in strict compliance with their respective terms; and

     (iii) upon conversion of the Debenture, the Conversion Notice and upon exercise of the Warrants, the Exercise Form and the payment shall be delivered to the Escrow Agent and the Escrow Agent shall then promptly comply with
Section  2(a),  (b),  (c)  or  (d)  as  is  applicable.

     3.     Dividends  and  Other  Distributions
            ------------------------------------

     As long as any Security Shares are held in Escrow pursuant to this Agreement, then no dividends or other distributions shall be payable with respect to such Security Shares. However, any shares of Common Stock resulting from a stock split, reverse stock split or stock dividend which would be receivable upon conversion of the Debenture or exercise of the Warrants or Agents Warrants shall be placed in Escrow.

     4.     Voting  Rights
            --------------

     During  the  term  of  this  Agreement,  and so long as any of the Security
Shares  are  in  Escrow,  no  one  may  vote  the Security Shares on any matter.

     5.     Payment  of  the  Debenture  and  Expiration  of  the  Warrants
            ---------------------------------------------------------------

     Upon the payment in full or conversion of all of the Debenture as evidenced in writing signed by the Company and the then holder of the Debenture, and upon the expiration or exercise in full of the Warrants or Agents Warrants, the Escrow Agent shall release all the remaining Security Shares relating to such Debenture and have the Security Shares transferred into the name of the Company.

     6.     Objections
            ----------

     (a) If the Company shall notify by fax the Escrow Agent that it has any objections to releasing any of the Security Shares pursuant to Section 2 hereof, the Company shall also within the 5 business days provided for in Sections 2(a),
(b) or (c), as the case may be also deliver to the Escrow Agent (i) a Certificate signed by an Officer of the Company setting forth the reasons for the objection, (ii) an opinion from the counsel to the Company, Clark, Wilson, Barristers & Solicitors, that the conversion or the exercise, as the case may be, would violate either the United States Securities Act of 1933, as amended, or the United States Securities Exchange Act of 1934, as amended or some other law applicable to the objection, and an indemnity bond from a person licensed to issue such bonds in the State of Delaware, in an amount equal to the number of Security Shares being objected to being released from Escrow time Two Hundred Percent of the average closing bid price of the Common Stock of the Company on the principal market for such Common Stock for the three (3) trading days immediately preceding the date of the Conversion Notice or the Exercise Form, as the case may, with such bond lasting until the dispute is settled by agreement of the parties thereto or a final action of a court of competent jurisdiction without the right to appeal or the expiration of the right to appeal.

     (b) If the Escrow Agent does NOT receive within 5 business days all of the originally signed documents and bond provided for in Section 6(a) hereof, it shall at the end of 5 business days, release the Security Shares in question as requested in the respective Conversion Notice or Exercise Form.

          (c) If the Escrow Agent does receive within 5 business days all of the original signed documents and bond provided for in Section 6(a) hereof, it shall at the end of such 5 business days, if the objection has not be withdrawn or the parties to the Debenture and the Warrants otherwise agree, surrender the Security Shares in question to an appropriate court in the State of Delaware and submit the issue to the court to resolve in the nature of an interpleader action.

7.     Escrow  Agent
       -------------

     The Escrow Agent, when acting as the Escrow Agent, shall not be liable for any action taken or omitted by it in good faith, and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement, and may rely and shall be protected in acting or refraining from acting in reliance upon any notice or certificate, instrument, request, paper or other documents believed by it to be genuine and made, sent, signed or presented by the proper party or parties. The Escrow Agent, when acting as Escrow Agent, shall not be liable for anything it does or may not do as Escrow Agent under this Agreement, except for its own gross negligence, willful misconduct.

     The Escrow Agent shall not be responsible for the validity or sufficiency of any stock certificate or other instru-ment evidencing any security delivered to it pursuant hereto, or for the identity or authority of any person delivering any such certificate or other instrument to it.

     Until the Escrow Agent shall receive from some person interested in this Agreement written notice of any event upon which the right to receive any release, distribution or payment may depend, it shall incur no liability for actions taken in good faith.

     The Escrow Agent shall not be obligated to take any action to enforce this Agreement, or to appear in, prose-cute or defend any action or legal proceeding or to file any income or other tax return if any such action, in its opinion, would or might involve cost, expense, loss or liability unless, and as often as required by it, it shall be furnished with security and an indemnity satisfactory to it from the Company against all such cost, expense, loss or liability.

     The Escrow Agent shall not be responsible for the validity of any provision of this Agreement or for the execution thereof by any other party, or for the truth of any recitals or other statements of fact herein contained. The Escrow Agent shall be considered as a fiduciary under this Agreement and is not required or entitled to act in any capacity hereunder other than as a Escrow Agent.

     8.     Notices
            -------

     Except as otherwise provided herein, all notices, instructions or other communications required or permitted hereunder shall be in writing and sent by registered mail, postage prepaid, addressed as follows:


If  to  the  Company:
Efinancial  Depot.Com,  Inc.       If  to  the  Purchaser:
150-1875  Century  Park  East;     Oxford  Capital  Corp.
Century  City  California          C/o  1013-17th  Avenue  S.W.
90067                              Calgary,  Alberta
                                   T2T  0A7
Attention:  John  Huguet           Ph:   (403)  508-5055
                                   Fax:  (403)  508-5055

With  a  copy  that  does  not     With  a  copy  that  does  not
     constitute  notice  to:          constitute  notice  to:

Clark,Wilson,  Barristers  &  Solicitors     Ian  H.  Kennedy
800-885  W.Georgia  St.                      Barrister  &  Solicitor
Vancouver,Canada                             1013  -  17th  Avenue  S.W.
V6C  3H1                                     Calgary,  Alberta
Attention:  David  Cowan                     T2T  OA7
Tel:  (604)  643-3178                        Tel:  (403)  508-5055
Fax:  (604)  687-6314                        Fax:  (403)  508-5058

or such other address, telephone numbers or contact persons as shall be furnished in writing by such party to the other parties hereto. Any such notice, instruction or communication shall be deemed to have been given three
(3) business days after the date mailed by registered mail or if sent by fax, upon electronic confirmation or receipt.

     9.     Deliveries
            ----------

     The Escrow Agent shall make the deliveries of the Security Shares pursuant to this Agreement at the addresses set forth herein, by overnight deliver service with the ability to trace the delivery or through the Depository Trust Company accounts.

     10.     Successors  and  Assigns
             ------------------------

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     11.     Choice  of  Law  and  Venue.
             ---------------------------

     This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to choice of laws in force from time to time. Any proceeding arising out of this Agreement shall be brought in the State of Delaware, U.S.A.

     12.     Counterparts
             ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

13.     Attorneys'  Fees
        ----------------

     If an action is brought to enforce the terms and provisions of this Agreement, the prevailing party in said action shall be entitled to reasonable attorneys' fees and costs of suit.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


The  Company:     EFINANCIAL  DEPOT.COM,  INC.

     By:  /s/  John  Huguet
          -----------------
      President  and  CEO



Escrow  Agent:     OXFORD  CAPITAL  CORP.


     By:  /s/  Riaz  Mamdani
          ------------------